UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 9, 2024
PHINIA INC.
________________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-41708	92-2483604
State or other jurisdiction of	Commission File No.	(I.R.S. Employer
Incorporation or organization		Identification No.)

3000 University Drive	Auburn Hills,	Michigan	48326
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code: (248) 732-1900
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	PHIN	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 9, 2024, PHINIA Inc. (the “Company”) held its 2024 annual meeting of shareholders (“Annual Meeting”). The final voting results for the proposals submitted for a vote of shareholders at the Annual Meeting are set forth below.

Proposal 1. The shareholders elected the following seven nominees as directors of the Company to hold office until the next annual meeting of shareholders and until their respective successors are duly elected and qualified. The voting results for the seven nominees are as follows:

Name	For	Against	Abstentions	Broker Non-Votes
Samuel R. Chapin	35,125,748	214,834	27,448	3,583,263
Brady D. Ericson	35,247,622	94,395	26,013	3,583,263
Robin Kendrick	35,149,857	191,226	26,947	3,583,263
Latondra Newton	35,190,143	149,414	28,473	3,583,263
D’aun Norman	35,157,767	179,925	30,338	3,583,263
Rohan S. Weerasinghe	34,582,160	756,137	29,733	3,583,263
Roger J. Wood	35,199,917	140,673	27,440	3,583,263

Proposal 2. The shareholders approved, on an advisory basis, the compensation of the Company's named executive officers. The voting results are as follows:

For	Against	Abstentions	Broker Non-Votes
32,816,474	2,513,971	37,585	3,583,263

Proposal 3. The shareholders approved, on an advisory basis, the frequency of "1 year" for future advisory votes on the compensation of the Company's named executive officers. The voting results are as follows:

1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
34,103,501	23,361	1,219,184	21,984	3,583,263

Based on the results of this advisory vote, and consistent with the Board’s recommendation, the Board determined that the advisory vote on the compensation of the Company’s named executive officers will be held every year until the next required shareholder advisory vote on the frequency of the advisory vote on executive compensation.

Proposal 4. The shareholders approved the ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2024. The voting results are as follows:

For	Against	Abstentions	Broker Non-Votes
38,886,120	40,585	24,588	0

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHINIA Inc.

Date: May 15, 2024	By:	/s/ Robert Boyle
Name: Robert Boyle
Title: Vice President, General Counsel, and Secretary